UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  October 24, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

As previously reported in the Current Report on Form 8-K filed by DPW Holdings, Inc. (the “Company”) on June 18, 2019, the Company entered into a Securities Purchase Agreement (the “SPA”) with an investor (the “Investor”) to consummate a refinancing (the “Refinancing”) pursuant to which, in consideration for the extinguishment of a Senior Secured Convertible Promissory Note dated May 15, 2018, the Company (i) sold a 10% Senior Secured Promissory Note with a principal face amount of $2,800,000, plus an original issue discount in the amount of $100,000 (subject to adjustment) (the “New Note”) and (ii) issued 500,000 shares of Common Stock (the “Commitment Shares”).

On October 23, 2019, the Company received a notice of default and demand for immediate payment (the “Notice”) from the Investor informing the Company that the New Note is in default as a result of late payments, which constitutes an Event of Default under the SPA, in the sum of $3,395,404.50, including accrued and unpaid interest, default fees and late fees. Accordingly, the Investor has demanded immediate payment of the amount due under the New Note.

As set forth in the Notice, interest continues to accrue at the default rate provided for in the New Note and late fees continue to accrue at the rate provided for in the New Note. In addition, Ault & Company, Inc., a Delaware corporation, as a guarantor, is also responsible for all continuing costs of collection and attorney's fees and other expenses owing and that may become due and owing pursuant to the New Note or any other Transaction Documents.

Upon receipt of the Notice from the Investor, the Company is attempting to reach a negotiated settlement with the Investor and remains in discussions with the Investor to do so. The Company hopes to continue to work with the Investor to settle its obligations under the New Note. The Company intends to vigorously defend its position should a mutually amicable resolution prove unattainable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: October 24, 2019	/s/ Milton C. Ault
Milton C. Ault
Chief Executive Officer